UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 1, 2005

FactSet Research Systems Inc.

(Exact name of Registrant as specified in its charter)

Delaware	1-11869	13-3362547
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

601 Merritt 7

Norwalk, Connecticut 06851-1091

(Address of principal executive offices)

(203) 810-1000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FactSet Research Systems Inc. is filing this Current Report on Form 8-K/A in order to amend its Current Report on Form 8-K, filed on August 3, 2005, and incorporated herein by reference, to provide certain financial disclosures required by Item 9.01 with respect to the acquisition of all the outstanding capital stock of Derivative Solutions Inc.

Item 2.01 Completion of Acquisition or Disposition of Assets

On August 1, 2005, FactSet Research Systems Inc. (“FactSet” or “FRS”) acquired all the outstanding capital stock of Derivative Solutions Inc. pursuant to a stock purchase agreement among FactSet Research Systems Inc., Derivative Solutions, Inc. (“DSI”) and Douglas S. Wheeler (the “Stock Purchase Agreement”) and other virtually identical stock purchase agreements with the other shareholders of DSI (the “Minority Purchase Agreements”) all dated as of the same date. FRS acquired all the outstanding capital stock of DSI for $42,500,000 in cash and 305,748 shares of FRS common stock. The cash portion of the consideration is subject to adjustment based on agreed upon levels of working capital.

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired.

Financial Statements of DSI, together with accompanying notes, are included in Exhibits 99.2 and are incorporated herein by reference.

(b)	Pro Forma Financial Information.

The pro forma financial information required by this Item 9 is included within this filing.

UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS

The following unaudited pro forma combined condensed financial statements have been prepared to give effect to the acquisition of DSI by FRS, using the purchase method of accounting and the assumptions and adjustments described in the accompanying notes to the unaudited pro forma combined condensed financial statements. These pro forma statements were prepared as if this transaction had been completed as of September 1, 2003 for the combined condensed statements of income purposes and as of May 31, 2005 for balance sheet purposes.

The unaudited pro forma combined condensed financial statements are presented for illustrative purposes only and are not necessarily indicative of the financial position or results of operations that would have actually been reported had this transaction occurred on September 1, 2003 for statements of income purposes and as of May 31, 2005 for balance sheet purposes, nor is it necessarily indicative of the future financial position or results of operations. The pro forma combined condensed financial statements include adjustments to reflect the allocation of the purchase price to the acquired assets and assumed liabilities of DSI. The purchase price allocation for DSI is subject to revision as more detailed analysis is completed and additional information on the fair values of DSI’s assets and liabilities becomes available. Any change in the fair value of the net assets of DSI will change the amount of the purchase price allocable to goodwill.

Included in the unaudited pro forma combined condensed statements of income of FRS and DSI for the year ended August 31, 2004 are the pro forma adjustments related to the acquisition of Decision Data System B.V. (“DDS”) on September 1, 2004. Pursuant to a stock purchase agreement dated as of June 29, 2004, among FRS, FactSet Europe S.à.r.l., Decision Data Luxembourg S.A. and the seller’s stockholder representative, FactSet Europe S.à.r.l. acquired from DDS all the outstanding stock of Decision Data System B.V., the Netherlands holding company that owns all the stock of the JCF Group of companies, in exchange for 385,601 shares of FRS common stock and €40,000,000. FactSet Europe S.à.r.l. is a wholly owned, Luxembourg-based subsidiary of FRS. Information regarding the purchase accounting of DDS is included in FactSet’s Form 8-K filing dated November 12, 2004. The results of DDS have been included in the results of FRS since the date of acquisition. As a result, no pro-forma adjustment for DDS is required in the other financial statement presented herein.

UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET

As of May 31, 2005 (In thousands)

	Historical		Pro Forma
	FactSet	DSI	Adjustments		Combined
ASSETS
Cash and cash equivalents	$62,656	$2,511	$(42,049	)(g)	$23,118
Investments	27,919	—	—		27,919
Receivables from clients and clearing brokers, net	54,183	452	—		54,635
Deferred taxes	5,420	—	—		5,420
Other current assets	4,423	34	—		4,457

Total current assets	154,601	2,997	(42,049)		115,549
Property, equipment, and leasehold improvements, net	50,924	115			51,039
Goodwill	74,466	—	36,857	(h)	111,323
Intangible assets, net	27,465	—	15,568	(h)	43,033
Deferred taxes	224	—	510	(i)	734
Other assets	2,697	61	—		2,758

Total assets	$310,377	$3,173	$10,886		$324,436

LIABILITIES AND STOCKHOLDERS’ EQUITY
Accounts payable and accrued expenses	$18,369	$87	$1,085	(j)	$19,541
Accrued compensation	13,798	550	—		14,348
Deferred fees	17,327	831	(150	)(k)	18,008
Dividends payable	2,394	—	—		2,394
Taxes payable	3,319	381	—		3,700

Total current liabilities	55,207	1,849	935		57,991
Deferred taxes	6,851	—	—		6,851
Deferred rent and other non-current liabilities	9,137	—	—		9,137

Total liabilities	71,195	1,849	935		73,979

Stockholders’ Equity:
Common stock	543	476	3 (476	(l) )(l)	546
Capital in excess of par value	89,342	—	4,454	(l)	93,796

Note receivable from common stock	—	(475)	475	(l)	—
Retained earnings	289,407	1,323	(1,323	)(l)	289,407
Treasury stock, at cost	(141,126)	—	6,818	(l)	(134,308)
Accumulated other comprehensive gain	1,016	—	—		1,016

Total stockholders’ equity	239,182	1,324	9,951		250,457

Total liabilities and stockholders’ equity	$310,377	$3,173	$10,886		$324,436

The accompanying notes are an integral part of these unaudited pro forma combined condensed financial statements.

UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME

Year Ended August 31, 2004

(In thousands, except per share data)

				Pro Forma
	FactSet	DDS	DSI	DDS Adjustments		DSI Adjustments		Combined
Revenues	$251,910	$18,878	$8,935	$(763	)(e)	$(150	)(k)	$278,810

Cost of services	74,191	6,132	4,007	(539 1,936	)(a) (a)	2,921	(m)	88,648
Selling, general and administrative	90,116	10,286	4,977	(406	)(b)	—		104,973

Total operating expenses	164,307	16,418	8,984	991		2,921		193,621

Income (loss) from operations	87,603	2,460	(49)	(1,754)		(3,071)		85,189
Other income	1,772	206	18	(810	)(c)	(666	)(g)	520

Income (loss) before income taxes	89,375	2,666	(31)	(2,564)		(3,737)		85,709
Provision for income taxes	31,358	989	57	(899	)(f)	(1,353	)(n)	30,152

Net income (loss)	$58,017	$1,677	$(88)	$(1,665)		$(2,384)		$55,557

Basic earnings per common share	$1.20							1.13

Diluted earnings per common share	$1.15							1.08

Weighted average common shares (Basic)	48,408			386	(d)	306	(o)	49,100

Weighted average common shares (Diluted)	50,616			386	(d)	306	(o)	51,308

The accompanying notes are an integral part of these unaudited pro forma combined condensed financial statements.

UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME

Nine Months Ended May 31, 2005

(In thousands, except per share data)

			Pro Forma
	FactSet	DSI	Adjustments		Combined
Revenues	$229,877	$8,112	$(150	)(i)	$237,839

Cost of services	67,070	2,940	2,123	(m)	72,133
Selling, general and administrative	82,563	3,580	—		86,143

Total operating expenses	149,633	6,520	2,123		158,276

Income from operations	80,244	1,592	(2,273)		79,563
Other income	700	40	(666	)(g)	74

Income before income taxes	80,944	1,632	(2,939)		79,637
Provision for income taxes	27,826	223	(1,064	)(n)	26,985

Net income	$53,118	$1,409	$(1,875)		$52,652

Basic earnings per common share	$1.11				$1.09

Diluted earnings per common share	$1.06				$1.04

Weighted average common shares (Basic)	47,879		306	(o)	48,185

Weighted average common shares (Diluted)	50,120		306	(o)	50,426

The accompanying notes are an integral part of these unaudited pro forma combined condensed financial statements.

NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS

1. Basis of Pro Forma Presentation

On August 1, 2005, FactSet Research Systems Inc. (“FRS”) acquired all the outstanding capital stock of Derivative Solutions Inc. (“DSI”) pursuant to a stock purchase agreement among FRS, DSI and Douglas S. Wheeler and other virtually identical stock purchase agreements with the other shareholders of DSI all dated as of the same date. FRS acquired all the outstanding capital stock of DSI for $42,500,000 in cash and 305,748 shares of FRS common stock. The cash portion of the consideration is subject to adjustment based on levels of working capital. To date, FRS has paid $1,872,000 based on an estimated level of working capital of DSI.

The unaudited pro forma condensed combined balance sheet at May 31, 2005 is presented to give effect to the acquisition of DSI by FRS had it been consummated on that date. The unaudited pro forma combined condensed statements of income of FRS and DSI for the year ended August 31, 2004 and the nine months ended May 31, 2005 are presented as if the transactions had been consummated on September 1, 2003.

The unaudited pro forma combined condensed financial statements reflect an estimated purchase price of $55.9 million. The total purchase price of the acquisition is as follows (in thousands):

Cash paid	$44,372
Fair value of FactSet common stock issued	11,275
Estimated direct acquisition costs	256

Total purchase price	$55,903

The final purchase price is dependent on the actual direct acquisition costs. Under the purchase method of accounting, the total estimated purchase price is allocated to DSI’s net tangible and intangible assets based upon their estimated fair value as of the date of the acquisition. Based upon the purchase price and the valuation, the preliminary purchase price allocation, which is subject to change based on FactSet’s final analysis, is as follows (in thousands):

Tangible assets acquired	$6,777
Amortizable intangible assets:
Software technology	10,685
Customer relationships	4,515
Trade name	98
Non-competition agreements	270
Goodwill	36,857

Total assets acquired	59,202
Liabilities assumed	(3,299)

Net assets acquired	$55,903

Intangible assets of $15.6 million have been allocated to amortizable intangible assets consisting of software technology, amortized over five years using a straight-line amortization method; customer relationships, amortized over eight years using an accelerated amortization method; trade name, amortized over 2.5 years using a straight-line amortization method; and non-competition agreements, amortized over four years using a straight-line amortization method.

Goodwill totaling $36.9 million represents the excess of the purchase price over the fair value of the net tangible and intangible assets acquired. In accordance with Statement of Financial Accounting

Standards No. 142, Goodwill and Other Intangible Assets, goodwill will not be amortized and will be tested for impairment at least annually. Any change in the fair value of the net assets of DSI will change the amount of the purchase price allocable to goodwill. Final purchase accounting adjustments may therefore differ materially from the pro forma adjustments presented here. Goodwill generated from the DSI acquisition is deductible for income tax purposes.

Included in the unaudited pro forma combined condensed statements of income of FRS and DSI for the year ended August 31, 2004 are the pro forma adjustments related to the acquisition of Decision Data System B.V on September 1, 2004. Pursuant to a stock purchase agreement dated as of June 29, 2004, among FRS, FactSet Europe S.à.r.l., Decision Data Luxembourg S.A. and the seller’s stockholder representative, FactSet Europe S.à.r.l. acquired from Decision Data Luxembourg S.A. all the outstanding stock of Decision Data System B.V., the Netherlands holding company that owns all the stock of the JCF Group of companies, in exchange for 385,601 shares of Common Stock of FactSet Research Systems Inc. and €40,000,000. FactSet Europe S.à.r.l. is a wholly owned, Luxembourg-based subsidiary of FactSet Research Systems Inc. Information regarding the purchase accounting of DDS is included in FactSet’s Form 8-K filing dated November 12, 2004. The results of DDS have been included in the results of FRS since the date of acquisition. As a result, no pro-forma adjustment for DDS is required in the other financial statement presented herein.

2. Pro Forma Adjustments

DDS Pro Forma Adjustments

Certain reclassifications have been made to confirm DDS’s historical amounts to FactSet’s financial statement presentation.

The accompanying unaudited pro forma combined condensed financial statements have been prepared as if the acquisition was completed on May 31, 2005 for balance sheet purposes and as of September 1, 2003 for statements of income purposes and reflect the following pro forma adjustments:

(a)	To eliminate the amortization of DDS historical goodwill and reflect amortization of the amortizable intangible assets from the acquisition. The weighted average life of amortizable intangible assets approximates 15 years.

(b)	To adjust other current assets to include a prepaid commission asset to conform DDS’s accounting policies to FRS’s policies.

(c)	To reflect the decrease in interest income resulting from the DDS acquisition.

(d)	To include the 386,601 shares of FRS common stock paid as part of the acquisition purchase price.

(e)	To adjust DDS deferred revenue to estimated fair value.

(f)	To adjust the provision (benefit) for taxes to reflect the impact of DDS’s pro forma adjustments. The adjustment has been calculated using the effective tax rate of the combined companies.

DSI Pro Forma Adjustments

Certain reclassifications have been made to confirm DSI’s historical amounts to FRS’s financial statement presentation.

The accompanying unaudited pro forma combined condensed financial statements have been prepared as if the acquisition was completed on May 31, 2005 for balance sheet purposes and as of September 1, 2003 for statements of income purposes and reflect the following pro forma adjustments:

(g)	To reflect the cash payment for the DSI acquisition and the resulting decrease in interest income.

(h)	To establish amortizable intangible assets and non-amortizable goodwill resulting from the acquisition.

(i)	To record deferred tax asset arising from the temporary tax to book difference of DSI deferred fees.

(j)	To record a contingent liability associated with the acquisition of DSI.

(k)	To adjust DSI deferred revenue to estimated fair value.

(l)	To eliminate the historical stockholders’ equity of DSI and record the issuance of 305,748 shares of FRS common stock paid as part of the acquisition price.

(m)	To reflect amortization of the amortizable intangible assets from the acquisition. The weighted average life of amortizable intangible assets approximates 6 years.

(n)	To adjust the provision (benefit) for taxes to reflect the impact of DSI’s pro forma adjustments. The adjustment has been calculated using the effective tax rate of the combined companies.

(o)	To include the 305,748 shares of FRS common stock paid as part of the acquisition purchase price.

3.	Pro Forma Combined Net Income

Shares used to calculate unaudited pro forma combined net income per basic and diluted share were computed using FDS’s weighted average shares outstanding during the respective periods plus the issuance of 385,601 shares of FRS common stock in connection with the DDS acquisition and 305,748 shares of FRS common stock in connection with the DSI acquisition. Shares from the two acquisitions are included in full in FDS’s weighted average shares outstanding as of September 1, 2003.

All shares of common stock and related per share amounts give retroactive effect for stock splits. A three-for-two common stock split, effected as a stock dividend, occurred on February 4, 2005.

(d) Exhibits.

Exhibit No.	Description
10.1	Stock Purchase Agreement, dated as of August 1, 2005, among FactSet Research Systems Inc., Derivative Solutions Inc. and Douglas S. Wheeler.*

23.1	Consent of Independent Accounting Firm

99.1	Press Release, dated as of August 3, 2005*

99.2	Audited Financial Statements as of December 31, 2004 of Derivative Solutions Inc.

99.3	Unaudited Financial Statements as of May 31, 2005 of Derivative Solutions Inc.

*	Previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FACTSET RESEARCH SYSTEMS INC.
(Registrant)

Date: October 14, 2005	By:	/s/ PETER G. WALSH
Peter G. Walsh,
Senior Vice President, Chief Financial Officer
and Treasurer